                                                                 Exhibit 10.7.2

[LOGO] BANK 1 ONE
                                PROMISSORY NOTE

----------------------------------------------------------------------------------------------------------------------------
  Principal          Loan Date        Maturity       Loan No       Call      Collateral      Account      Officer   Initials
$1,500,000.00        05-01-1995      06-30-1998                                                           208
----------------------------------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
--------------------------------------------------------------------------------
Borrower:  FACTORY CARD OUTLET OF AMERICA, LTD.,  Lender:  Bank One, Chicago, NA
           AN ILLINOIS CORPORATION (TIN:  )                800 Davis Street
           745 BIRGINAL DRIVE                              Evanston, IL 60201
           BENSENVILLE, IL 60106

================================================================================

Principal Amount: $1,500,000.00

                                                       Date of Note: May 1, 1995

PROMISE TO PAY. For value received, the undersigned and if more than one, each of them, jointly and severally ("Borrower") promises to pay to Bank One, Chicago, NA ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million Five Hundred Thousand & 00/100 Dollars ($1,500,000.00), together with interest on the unpaid principal balance from the date advanced until paid in full.

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule:

      2 consecutive monthly interest payments, beginning June 1, 1995, with interest calculated on the unpaid principal balances at an interest rate of 0.00 percentage points over the Index described below; and 36 consecutive monthly principal and interest payments to be determined as provided on page 2 hereof, beginning July 31, 1995, with interest calculated on the unpaid principal balances at an interest rate to be determined as provided on page 2 hereof. Borrower's final payment will be due on June 30, 1998. The final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under this Note.

Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which national banking associations are authorized to be closed. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges. The books and records of Lender shall be prima facie evidence of all outstanding principal of and accrued but unpaid interest on this Note. If this Note is executed in connection with a loan agreement, this Note is subject to the terms and provisions thereof.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Bank One, Chicago, NA Prime Rate (the "Index"). Bank One, Chicago, NA Prime Rate means such rate as Lender determines to be its Prime Rate. The Prime Rate is not necessarily the lowest rate charged by Lender. The Prime Rate will fluctuate from time to time and the effective date of any change in the Prime Rate shall be the day of such change established by Lender; Lender is not obligated to give notice of such fluctuation. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. The Index currently is 9.000% per annum. The interest rate or rates to be applied to the unpaid principal balance of this Note will be the rate or rates set forth above in the "Payment" section. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (a) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (b) increase Borrower's payments to cover accruing interest, (c) increase the number of Borrower's payments, and (d) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT PENALTY. Upon prepayment of this Note, Lender is entitled to the following prepayment penalty: A PREPAYMENT PENALTY OF 2% WILL BE DUE IF THIS
NOTE IS PAID IN FULL WITHIN THE FIRST YEAR FOLLOWING THE DATE HEREOF AND A 1% PENALTY WILL BE DUE IF THIS NOTE IS PAID IN FULL DURING THE SECOND YEAR FROM THE DATE HEREOF. Except for the foregoing, Borrower may pay all or a portion of the principal amount owed hereunder earlier than it is due. All prepayments shall be applied to the indebtedness owing hereunder in such order and manner as Lender may from time to time determine in its sole discretion.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $10.00, whichever is greater.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment of principal or interest when due under this Note or any other indebtedness owing now or hereafter by Borrower to Lender; (b) failure of Borrower or any other party to comply with or perform any term, obligation, covenant or condition contained in this Note or in any other promissory note, credit agreement, loan agreement, guaranty, security agreement, mortgage, deed of trust or any other instrument, agreement or document, whether now or hereafter existing, executed in connection with this Note (collectively, the "Related Documents"); (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sale agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents; (d) Any representation or statement made or furnished to Lender herein, in any of the Related Documents or in connection with any of the foregoing is false or misleading in any material respect; (e) Borrower or any other party liable for the payment of this Note, whether as maker, endorser, guarantor, surety or otherwise, becomes insolvent or bankrupt, has a receiver appointed for any part of its property, makes an assignment for the benefit of its creditors, or any proceeding is commenced either by any such party or against it under any bankruptcy or insolvency laws; (f) the occurrence of any Event of Default specified in any of the other Related Documents; (g) the liquidation, termination, dissolution, death or legal incapacity of Borrower or any other party liable for the payment of this Note, whether as maker, endorser, guarantor, surety, or otherwise; or (h) Lender deems itself insecure by in good faith believing the prospect of payment or performance hereunder or under any of the Related Documents is impaired.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. After this Note becomes due and payable, whether by maturity, after demand, by acceleration or otherwise, Lender, at its option, may also, if permitted under applicable law, do one or more of the following: (a)

05-01-1995                      PROMISSORY NOTE                           Page 2
Loan No                           (Continued)
================================================================================

increase the variable interest rate on this Note by 3.000 percentage points, (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate), (c) refuse to advance any additional amounts under this Note, (d) foreclose all liens securing payments hereof, or (e) pursue any other rights, remedies and recourses available to the Lender, including without limitation, any such rights, remedies or recourses under the Related Documents, at law or in equity. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and is performable in Cook County, Illinois. Courts within the State of Illinois have jurisdiction over any dispute arising under or pertaining to this Note and venue for such dispute shall be in Cook County, Illinois. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS AND APPLICABLE FEDERAL LAWS.

JURY WAIVER. THE BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR THE OTHER RELATED DOCUMENTS. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING EVIDENCED BY THIS NOTE.

CONFESSION OF JUDGMENT. Borrower hereby irrevocably authorizes and empowers any attorney-at-law to appear in any court of record and to confess judgment against Borrower for the unpaid amount of this Note as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, plus attorneys fees as provided in this Note, plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Note, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Note have been paid in full.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $20.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

COLLATERAL. This Note is secured by COMMERCIAL SECURITY AGREEMENT OF EVEN DATE; COMMERCIAL GUARANTY OF EVEN DATE EXECUTED BY FCOA ACQUISITION CORPORATION, A DELAWARE CORPORATION; SECURITY AGREEMENT - ACCOUNTS, INVENTORY AND EQUIPMENT DATED SEPTEMBER 21, 1990; LETTER AGREEMENT DATED SEPTEMBER 20, 1994; BUSINESS LOAN AGREEMENT DATED SEPTEMBER 30, 1994 AS MODIFIED BY AMENDMENT DATED MAY 1, 1995; CROSS-COLLATERAL/CROSS-DEFAULT AGREEMENT OF EVEN DATE.

POSSESSORY COLLATERAL. In addition to any other collateral that may secure this Note, Borrower hereby assigns and grants a security interest in any and all other property of Borrower of every kind or description now or hereafter in possession or control of Lender, whether as collateral security or any other purpose, including, without limitation, all cash, deposits, securities, dividends, distributions, negotiable instruments and documents.

ARBITRATION. Lender and Borrower agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Note, any of the Related Documents or otherwise. including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any collateral securing this Note shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Note, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Note, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Note shell preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shell be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

INTEREST RATE CONVERSION. ON JULY 1, 1995, THE INTEREST RATE APPLICABLE TO SUMS DUE UNDER THIS PROMISSORY NOTE SHALL BE ADJUSTED TO 225 BASIS POINTS IN EXCESS OF THE 18-MONTH TREASURY BILL RATE THEN IN EFFECT AS QUOTED IN THE "MONEY RATES SECTION" OF THE WALL STREET JOURNAL.

ADDITIONAL PROVISIONS REGARDING PAYMENTS. CONCURRENTLY WITH BOTH OF THE INTEREST RATE CONVERSIONS DESCRIBED HEREIN, SUMS DUE HEREUNDER SHALL BE PAYABLE IN MONTHLY INSTALLMENTS OF PRINCIPAL AND INTEREST BASED UPON A FULL AMORTIZATION, COMMENCING JULY 31, 1995.

GENERAL PROVISIONS. Lender may delay or forego enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. Borrower agrees to furnish Lender, within thirty (30) days after written request by Lender, current financial statements of Borrower (including, without limitation, income tax returns), in form and detail satisfactory to Lender, and to permit inspection of Borrower's books and records by Lender. Borrower also covenants and agrees not to sell or otherwise transfer any collateral for this Note except in the ordinary course of Borrower's business.

05-01-1995                      PROMISSORY NOTE                           Page 3
Loan No                           (Continued)
================================================================================

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

FACTORY CARD OUTLET OF AMERICA, LTD., AN ILLINOIS CORPORATION


By:      /s/ J. BAYARD KELLY
         -----------------------------
         J. BAYARD KELLY, CEO